                                                                  Exhibit 10.8

                           1994 STOCK OPTION AND AWARD PLAN

                          NOTICE OF PERFORMANCE SHARE AWARD

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Award.

[NAME]
[ADDRESS]

     You have been awarded the right to receive (without payment to the Company of any consideration by you) Common Stock of the Company (the "Shares), if you achieve the performance goal set forth below. The Shares will be subject to the Company's Reacquisition Option, which will lapse (based on your ongoing status as an employee, director or consultant to the Company (a "Service Provider")), according to the schedule set forth in the attached Restricted Stock Agreement. If you do not achieve the Performance Goal, you will have no right whatsoever to the Shares.

     Date of Award

     Total Number of Shares Subject
     to Award

     Performance Goal

     By your signature and the signature of the Company's representative below, you and the Company agree that the Shares are granted under and governed by the terms and conditions of the 1994 Stock Option and Award Plan, which is made a part of this document. You further agree to execute the attached Restricted Stock Agreement as a condition to acquiring the Shares.

GRANTEE                            INFORMIX CORPORATION


______________________________     __________________________________
Signature                          By

______________________________     Its:______________________________
Print Name                                [TITLE]

                    1994 STOCK OPTION AND AWARD PLAN

                      RESTRICTED STOCK AGREEMENT

     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Agreement.

     WHEREAS the executive named in the Notice of Performance Share Award (the "Executive") is a Service Provider, and the Executive's continued service is considered by the Company to be vitally important to the Company's success; and

     WHEREAS the Executive has met the performance goal set forth in the Notice of Performance Share Award and earned the right to acquire Common Stock, subject to the terms and conditions of the Plan and the Notice of Performance Share Award, which are incorporated herein by reference, and pursuant to this Restricted Stock Agreement (the "Agreement");

     NOW THEREFORE, the parties agree as follows:

     1. TRANSFER OF STOCK. The Company hereby agrees to issue to the Executive, and the Executive hereby accepts, the Shares on this ____ day of _________, 1998 (the "Date of Transfer").

     2.   REACQUISITION OPTION.

          (a) The Company shall, upon the date (as reasonably fixed and determined by the Company) the Executive ceases to be a Service Provider for any or no reason (including death or disability) have an irrevocable, exclusive option (the "Reacquisition Option") for a period of sixty (60) days from the date of such termination to reacquire up to that number of shares which constitute the Unreleased Shares (as defined in Section 3) without payment of any consideration to the Executive. The Reacquisition Option shall be exercised by the Company by delivering written notice to the Executive or the Executive's executor (with a copy to the Escrow Holder). Upon delivery of such notice the Company shall become the legal and beneficial owner of the Shares being reacquired and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being reacquired by the Company.

          (b) Whenever the Company shall have the right to reacquire Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's rights under this Agreement and reacquire all or a part of such Shares, provided that any such designee or assignee shall pay the Company cash equal to the fair market value at the time of reacquisition.

     3.   RELEASE OF SHARES FROM REACQUISITION OPTION.

          (a) [100% OF THE SHARES SHALL BE RELEASED FROM THE COMPANY'S REACQUISITION OPTION ON DECEMBER 31, 2000, PROVIDED THAT THE EXECUTIVE CONTINUES TO BE A SERVICE PROVIDER ON SUCH DATE.]

          (b) 100% of the Shares shall be released from the Company's Reacquisition Option if the Executive's status as a Service Provider terminates by reason of death, Disability or mutually agreed upon retirement.

          (c) Any of the Shares that have not yet been released from the Reacquisition Option are referred to herein as "Unreleased Shares."

          (d) The Shares that have been released from the Reacquisition Option shall be delivered to the Executive at the Executive's request (see
Section 5).

     4.   RESTRICTION ON TRANSFER.  Except for the escrow described in
Section 5, or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Reacquisition Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

     5.   ESCROW OF SHARES.

          (a) To ensure the availability for delivery of the Unreleased Shares pursuant to the Reacquisition Option, the Executive shall, upon execution of this Agreement, deliver and deposit with an escrow holder designated by the Company (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Executive attached hereto as Exhibit B, until such time as the Company's Reacquisition Option expires. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Executive, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit C.

          (b) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

          (c) If the Company or any assignee exercises the Reacquisition Option hereunder, the Escrow Holder, upon receipt of written notice of such exercise from the proposed transferee, shall take all steps necessary to accomplish such transfer.

          (d) When the Reacquisition Option has been exercised or expires unexercised or a portion of the Shares has been released from the Reacquisition Option, upon request the Escrow Holder shall promptly cause a new certificate to be issued for the released Shares and shall deliver the certificate to the Company or the Executive, as the case may be.

          (e) Subject to the terms hereof, the Executive shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Reacquisition Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Executive is entitled by reason of the Executive's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Reacquisition Option.

     6. LEGENDS. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REACQUISITION AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

     7. ADJUSTMENT FOR STOCK SPLIT. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     8. TAX CONSEQUENCES. The Executive has reviewed with the Executive's own tax advisors the federal, state and local tax consequences of the transactions contemplated by this Agreement. The Executive is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Executive understands that the Executive (and not the Company) shall be responsible for the Executive's own tax liability that may arise as a result of the transactions contemplated by this Agreement.
The Executive understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to reacquire the Shares pursuant to the Reacquisition Option. The Executive understands that the Executive may elect to be taxed at the time the Shares are acquired rather than when and as the Reacquisition Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of acquisition. The form for making this election is attached as Exhibit D hereto.

          THE EXECUTIVE ACKNOWLEDGES THAT IT IS THE EXECUTIVE'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER
SECTION 83(B), EVEN IF THE EXECUTIVE REQUESTS THE COMPANY OR ITS
REPRESENTATIVES TO MAKE THIS FILING ON THE EXECUTIVE'S BEHALF.

     9.   GENERAL PROVISIONS.

          (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of California. This Agreement, subject to the terms and conditions of the Plan and the Notice of Performance Share Award, represents the entire agreement between the parties with respect to the acquisition of the Shares by the Executive. Subject to Section 9.1 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

          (b) Any notice, demand or request required or permitted to be given by either the Company or the Executive pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

          (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by, the Company's successors and assigns. The rights and obligations of the Executive under this Agreement may only be assigned with the prior written consent of the Company.

          (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

          (e) The Executive agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (f) EXECUTIVE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR ACQUIRING SHARES HEREUNDER). EXECUTIVE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH EXECUTIVE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE EXECUTIVE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By Executive's signature below, Executive represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Executive has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Executive agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Executive further agrees to notify the Company upon any change in the residence indicated in the Notice of Performance Share Award.

DATED:________________________


EXECUTIVE                          INFORMIX CORPORATION


______________________________     _________________________________
Signature                          By:

______________________________     Its:_____________________________
Print Name                              Title

______________________________
Social Security Number

                                   EXHIBIT A

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


     FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto ___________________________________________ (__________)
shares of the Common Stock of Informix Corporation standing in my name on the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ________________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

     This Stock Assignment may be used only in accordance with the Restricted Stock Agreement (the "Agreement") between _________________________________
and the undersigned dated ______________, 19__.


                              Dated: _________________________, 19____


                              Signature:______________________________







INSTRUCTIONS: Please do not fill in any blanks other than the signature line. Do not date. The purpose of this assignment is to enable the Company to exercise the Reacquisition Option, as set forth in the Agreement, without requiring additional signatures on the part of the Executive.

                                   EXHIBIT B

                           JOINT ESCROW INSTRUCTIONS


                                                      _________________, 19___

Corporate Secretary
Informix Corporation
4100 Bohannon Drive
Menlo Park, California  94025



Dear____________________:

     As Escrow Agent for both Informix Corporation, a Nevada corporation (the "Company"), and the undersigned Executive of stock of the Company (the "Executive"), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Agreement ("Agreement") between the Company and the undersigned, in accordance with the following instructions:

     1. In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Reacquisition Option set forth in the Agreement, the Company shall give to Executive and you a written notice specifying the number of shares of stock to be acquired, the acquisition price, and the time for a closing hereunder at the principal office of the Company. Executive and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, for the number of shares of stock being reacquired pursuant to the exercise of the Company's Reacquisition Option.

     3. Executive irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Executive does hereby irrevocably constitute and appoint you as Executive's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Executive shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon written request of the Executive, but no more than once per calendar year, unless the Company's Reacquisition Option has been exercised, you shall deliver to Executive a certificate or certificates representing so many shares of stock as are not then subject to the Company's Reacquisition Option. Within 90 days after Executive ceases to be a Service Provider, you shall deliver to Executive a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not reacquired by the Company or its assignees pursuant to exercise of the Company's Reacquisition Option.

     5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Executive, you shall deliver all of the same to Executive and shall be discharged of all further obligations hereunder.

     6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Executive while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

     8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     9. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     10. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

     11. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days' advance written notice to each of the other parties hereto.

          COMPANY:            Informix Corporation
                              4100 Bohannon Drive
                              Menlo Park, California  94025


          EXECUTIVE:          __________________________________

                              __________________________________

                              __________________________________


          ESCROW AGENT:       Corporate Secretary
                              Informix Corporation
                              4100 Bohannon Drive
                              Menlo Park, California  94025

     16. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

     17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     18. These Joint Escrow Instructions shall be governed by, and construed and enforced in accordance with, the internal substantive laws, but not the choice of law rules, of California.


                                   Very truly yours,

                                   INFORMIX CORPORATION


                                   __________________________________
                                   By:

                                   Its:______________________________
                                         Title

                                   EXECUTIVE:


                                   __________________________________
                                   Signature

                                   __________________________________
                                   Print Name


ESCROW AGENT:


___________________________________________
Corporate Secretary of Informix Corporation

                                  EXHIBIT C

                               CONSENT OF SPOUSE


     I, ____________________, spouse of ___________________, have read and approve the foregoing Restricted Stock Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the shares of Informix Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: _______________, 19____


                                      __________________________________
                                      Signature of Spouse


                                      __________________________________
                                      Printed Name

                                  EXHIBIT D

                       ELECTION UNDER SECTION 83(b)
                   OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:  TAXPAYER:________________________    SPOUSE:_____________________

     ADDRESS:________________________________________________________________

     IDENTIFICATION NO.:   TAXPAYER:________________  SPOUSE:________________

     TAXABLE YEAR:________

2. The property with respect to which the election is made is described as follows: ____________ shares (the "Shares") of the Common Stock of Informix Corporation (the "Company").

3.   The date on which the property was transferred is: _______________, 19__.

4.   The property is subject to the following restrictions:

     The Shares may be reacquired by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:
     $_______________.

6.   The amount (if any) paid for such property is:

     $_______________.

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

THE UNDERSIGNED UNDERSTANDS THAT THE FOREGOING ELECTION MAY NOT BE REVOKED EXCEPT WITH THE CONSENT OF THE COMMISSIONER.


Dated:_________________, 19____       ______________________________________
                                      Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated:_________________, 19____       ______________________________________
                                      Spouse of Taxpayer